UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: April 30, 2016

Item 1.	Reports to Stockholders.

FMC SELECT FUND

Ticker Symbol: FMSLX

Semi-Annual Report

April 30, 2016

(Unaudited)

Advised By:

Manager’s Discussion of Fund Performance

Dear Shareholder:

The FMC Select Fund (the “Fund”) had a total return of -1.47% for the six months ended April 30, 2016. The Fund underperformed its benchmark, the S&P 500 Composite Index, which had a total return of 0.43% for the period. However, it outperformed its peer group, the Morningstar Large Growth Category, which had a total return of -3.70%. Since inception in May 1995, the Fund’s annualized total rate of return is 9.33% versus 8.79% for the S&P 500 Composite Index. Cumulative returns since inception are 550.10% for the Fund versus 486.56% for the S&P 500 Composite Index. As of April 30, 2016, 88% of the Fund’s assets were invested in equities.

We have made five new investments – YUM! Brands, PPG Industries, W.R. Grace, KAR Auction Services and Alphabet – since the end of the Fund’s fiscal year on October 31, 2015. This number of new investments is above average for the Fund as we sought to take advantage of the market’s 13% correction that occurred in January/February.

YUM! Brands is the owner of the KFC, Pizza Hut and Taco Bell fast food chains. The company is a “capital light” franchisor whose primary business is to collect royalties from the independent franchisee operators who build, operate and maintain the restaurants. The company is in the midst of spinning off its China business into a separate public entity, a process that we believe will unlock shareholder value and de-risk the core YUM! Brands RemainCo. Looking forward, we believe YUM has a bright future as its franchisees continue to build new restaurants around the world – and remit to YUM the associated incremental royalty checks. As is, 63% of YUM’s restaurants are outside of the United States and 47% are in emerging markets. At the industry level, less than 10% of all restaurants in emerging markets are chains today, suggesting a long runway for future growth for multinationals such as YUM.

PPG Industries and W.R. Grace are both chemical companies with strong competitive positions in their respective industries. PPG is one of the largest paint companies in the world, with #1 or #2 market share positions in most of its businesses. This is a high quality company with a lengthy history of strong profit and cash flow growth. PPG is currently benefiting from the recent price decline of several of its key raw material inputs, a factor that we believe obscured the company’s underlying intrinsic value at the time of purchase. W.R. Grace is the market leader in refinery catalysts (a key element in refining crude oil), a high margin business with oligopolistic industry conditions (i.e., conditions where a relatively few number of sellers dominate). The company is in the early stages of benefiting from an industry wide pricing cycle, which we believe will create significant shareholder value. Returns on capital and free cash flow generation are strong, and management has a solid track record.

KAR Auction Services connects institutional buyers and sellers of used vehicles through its physical and online auction platforms, collecting fees from both sides. Sellers include insurance companies, dealers unloading trade-ins/off-lease vehicles and rental car companies. Buyers include the thousands of used car dealers looking to secure their core inventory. KAR benefits from duopolistic market conditions (i.e., conditions where only two sellers dominate the market) as it and its closest competitor command 70-80% market share in both the used and salvaged auction markets. KAR also benefits from barriers to entry related to network effects, common to auction platforms, which prevents new entrants from easily entering the market. (Buyers want to go where the most sellers already are, and sellers want to go where the most buyers already are.) In 2015 KAR auctioned 4.4 million vehicles with a notional value of $30 billion+, which generated $2.6 billion of fee revenues and $650 million of EBITDA (defined below) for KAR (25% profit margins). KAR’s revenues have compounded by 8%/year since 2004, inclusive of the recent financial crisis.

Alphabet, aka Google, joins Apple as our only technology sector investments in the Fund. Given our focus on sustainable, predictable future cash flows, technology has not easily found its way into our portfolio over the years. Google is dominant in a number of key businesses on a global basis, ranging from traditional search to maps to online video consumption (YouTube), all integral to modern life. In fact, it has been calculated that Google now handles over 2 million search queries and serves over 3 million video views every 60 seconds. Despite this scale, Google continues to compound its revenues at over 20% per annum. And unlike many of the other tech darlings of today, we find the company’s valuation attractive relative to its growth at 18x 2017 EPS (defined below).

We remain focused on identifying high quality businesses with strong cash flows, sustainable competitive advantages and a future runway for compounding growth. Seven years into this bull market, however, stocks with these characteristics are increasingly difficult to find at an attractive valuation. As such, we aim to opportunistically take advantage of temporary market pullbacks to put our incremental cash to work, as was the case over this past six months.

We continue to appreciate your confidence in us.

Sincerely,

Timothy Muccia	Michael Kelter

Performance through 3/31/16 is -3.35% (one year), 8.18% (annualized five year) and 4.96% (annualized 10 year). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-877-362-4099.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Investing involves risk including loss of principal. Holdings are subject to change.

EBITDA — Earnings Before Interest, Tax, Depreciation, and Amortization

EPS — Earnings Per Share

Definition of Comparative Index

The S&P 500 Composite Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the stock market through changes in the aggregate market value of 500 stocks representing all major industries.

Comparison of Change in the Value of a $10,000 Investment in the

FMC Select Fund versus the S&P 500 Composite Index

and an 80/20 Blend of the Referenced S&P and Merrill Indices

AVERAGE ANNUAL TOTAL RETURN(1) FOR THE PERIOD ENDED APRIL 30, 2016
	Six Month Return	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since Inception Return*
FMC Select Fund	-1.47%	-4.65%	6.30%	7.25%	4.73%	9.33%
S&P 500 Composite Index(2)	0.43%	1.21%	11.26%	11.02%	6.91%	8.79%
80/20 Hybrid of Referenced S&P and Merrill Indices through June 30, 2007, S&P 500 Composite Index Forward(3)	0.43%	1.21%	11.26%	11.02%	6.70%	8.32%

*	Fund commenced operations on May 8, 1995
(1)	As stated in the Fund’s prospectus, the annual fund operating expenses are 0.98%, not including acquired fund fees and expenses. The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance of the index would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).
(2)	The S&P 500 Composite Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the stock market through changes in the aggregate market value of 500 stocks representing all major industries.
(3)	Effective July 1, 2007, the graph represents 100% of the S&P 500 Composite Index. Prior to July 1, 2007, the graph represented an 80/20 blend of the S&P 500 and Merrill Lynch 1-10 Year Corporate/Government Bond Indices. The Merrill Lynch 1-10 Year Corporate/Government Bond Index is an index that tracks the performance of U.S. dollar-denominated investment grade Government and Corporate public debt issued in the U.S. domestic bond market which have greater than 1 year and less than 10 years to maturity, excluding collateralized products such as Mortgage Pass-Through and Asset-Backed securities.

Portfolio Composition(4)

(4)	Portfolio composition percentages are based upon the total investments of the Fund as of April 30, 2016.

Schedule of Investments	FMC Select Fund

April 30, 2016	(Unaudited)

	Shares	Value (000)
Common Stock (88.0%)
Banks (2.5%)
Wells Fargo	140,000	$6,997

Basic Industry (8.9%)
Danaher	150,000	14,512
Honeywell International	95,000	10,856

		25,368

Chemicals (6.5%)
PPG Industries	85,000	9,383
WR Grace	120,000	9,202

		18,585

Consumer Products (13.9%)
Autozone*	17,000	13,009
Newell Brands	231,415	10,539
Reckitt Benckiser Group(1)	165,000	16,084

		39,632

Food & Beverage (13.2%)
Anheuser-Busch InBev ADR	115,000	14,281
Nestle ADR	150,000	11,185
Yum! Brands	155,000	12,332

		37,798

Health Care (11.1%)
CVS Health	157,000	15,779
Johnson & Johnson	106,000	11,880
Perrigo	43,000	4,157

		31,816

Miscellaneous (13.7%)
Berkshire Hathaway, Cl B*	81,550	11,864
Brookfield Asset Management, Cl A	427,500	14,458
Onex	210,150	12,907

		39,229

Services (12.0%)
Aramark	354,000	11,862
KAR Auction Services	240,000	9,024
Service Corporation International	500,000	13,335

		34,221

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Select Fund

April 30, 2016	(Unaudited)

	Shares	Value (000)
Technology (6.2%)
Alphabet, Cl A*	12,700	$8,990
Apple	94,000	8,812

		17,802

Total Common Stock
(Cost $144,899)		251,448

Short-Term Investment (11.9%)
Dreyfus Treasury Prime Cash Management Fund, Cl I, 0.150%(2)
(Cost $33,885)	33,885,430	33,885

Total Investments (99.9%)
(Cost $178,784)		$285,333

Percentages are based on Net Assets (in thousands) of $285,549.

*	Non-income producing security.
(1)	Security is traded on a foreign stock exchange.
(2)	The rate shown is the 7-day effective yield as of April 30, 2016.

ADR — American Depositary Receipt

Cl — Class

As of April 30, 2016, all of the investments for the Fund are Level 1, in accordance with the fair value hierarchy.

During the six month period ended April 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the six month period ended April 30, 2016, the Fund did not hold any Level 3 securities.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Select Fund

April 30, 2016	(Unaudited)

Assets:
Investments at Value (Cost $178,784)	$285,333
Dividends Receivable	750
Receivable for Capital Shares Sold	168
Reclaim Receivable	116

Total Assets	286,367

Liabilities:
Payable for Investment Securities Purchased	506
Payable to Adviser	190
Payable for Capital Shares Redeemed	59
Payable to Administrator	28
Payable to Trustees	3
Payable to Officers	1
Other Accrued Expenses	31

Total Liabilities	818

Net Assets	$285,549

Net Assets Consist of:
Paid-in Capital	$161,568
Undistributed Net Investment Income	507
Accumulated Net Realized Gain on Investments	16,918
Net Unrealized Appreciation on Investments and Foreign Currency Transactions	106,556

Net Assets	$285,549

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	9,963,379	(1)

Net Asset Value, Offering and Redemption Price Per Share	$ 28.66

(1)	Shares have not been rounded.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)	FMC Select Fund

For the Six Month Period Ended April 30, 2016	(Unaudited)

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $137)	$2,361

Total Investment Income	2,361

Expenses:
Investment Advisory Fees	1,143
Administration Fees	166
Trustees’ Fees	7
Officers’ Fees	3
Professional Fees	31
Transfer Agent Fees	28
Printing Fees	14
Registration and Filing Fees	12
Custodian Fees	7
Other Expenses	6

Total Expenses	1,417

Net Investment Income	944

Net Realized Gain on Investments	16,919
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(22,234)

Net Realized and Unrealized Loss on Investments	(5,315)

Net Decrease in Net Assets Resulting From Operations	$(4,371)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Select Fund

For the Six Month Period Ended April 30, 2016 (Unaudited) and the Year Ended October 31, 2015

	Six Months November 1, 2015 to April 30, 2016	Year November 1, 2014 to October 31, 2015
Operations:
Net Investment Income	$ 944	$ 1,196
Net Realized Gain on Investments	16,919	11,844
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(22,234)	(3,815)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,371)	9,225

Dividends and Distributions:
Net Investment Income	(437)	(1,409)
Net Realized Gain	(11,795)	(5,897)

Total Dividends and Distributions	(12,232)	(7,306)

Capital Share Transactions:
Issued	5,839	13,861
Reinvestment of Dividends and Distributions	12,215	7,297
Redeemed	(16,337)	(24,074)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	1,717	(2,916)

Total Decrease in Net Assets	(14,886)	(997)

Net Assets:
Beginning of Period	300,435	301,432

End of Period	$ 285,549	$ 300,435

Undistributed Net Investment Income	$ 507	$ —

Shares Issued and Redeemed:
Issued	206	446
Reinvestment of Dividends and Distributions	428	235
Redeemed	(564)	(774)

Net Increase (Decrease) in Shares Outstanding	70	(93)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Select Fund

For a Share Outstanding Throughout Each Period

For the Six Month Period Ended April 30, 2016 (Unaudited) and the Years Ended October 31,

	Six Months Ended April 30, 2016 (Unaudited)(1)	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$30.37	$30.19	$27.96	$22.78	$20.15	$19.06

Net Investment Income(2)	0.09	0.12	0.17	0.16	0.13	0.13
Realized and Unrealized Gain (Loss) on Investments	(0.55)	0.80	2.60	5.18	2.63	1.17

Total from Operations	(0.46)	0.92	2.77	5.34	2.76	1.30

Dividends from Net Investment Income	(0.04)	(0.14)	(0.18)	(0.16)	(0.13)	(0.21)
Distributions from Realized Gains	(1.21)	(0.60)	(0.36)	—	—	—

Total Dividends and Distributions	(1.25)	(0.74)	(0.54)	(0.16)	(0.13)	(0.21)

Net Asset Value, End of Period	$28.66	$30.37	$30.19	$27.96	$22.78	$20.15

Total Return(3)	(1.47)%	2.99%	10.02%	23.52%	13.72%	6.78%

Net Assets End of Period (000)	$285,549	$300,435	$301,432	$273,190	$221,170	$193,663
Ratio of Expenses to Average Net Assets	0.99%	0.98%	0.98%	0.99%	1.01%	1.01%
Ratio of Net Investment Income to Average Net Assets	0.66%	0.39%	0.59%	0.64%	0.60%	0.64%
Portfolio Turnover Rate	20%	17%	11%	8%	14%	26%

(1)	All ratios for the period have been annualized.

(2)	Per share calculations were performed using average shares for the period.

(3)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Select Fund

April 30, 2016	(Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 56 funds. The financial statements herein are those of the FMC Select Fund (the “Fund” and together with the FMC Strategic Value Fund, the “Funds”). The Fund is classified as a “diversified” investment company under the 1940 Act. The Fund seeks a total return principally through capital appreciation and, to a limited degree, through current income by investing principally in equity securities of U.S. companies with medium and large market capitalizations and secondarily in investment grade fixed income securities. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund within the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in preparation of their financial statements. The Fund is classified as an investment company in conformity with U.S. generally accepted accounting principles (“GAAP”) and as such follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security

Notes to Financial Statements	FMC Select Fund

April 30, 2016	(Unaudited)

be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2016, there were no securities valued in accordance with the fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below.

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

During the six month period ended April 30, 2016, there were no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

Notes to Financial Statements	FMC Select Fund

April 30, 2016	(Unaudited)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six month period ended April 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended April 30, 2016, the Fund did not incur any interest or penalties.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities.

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Interest income is recognized on the accrual basis from settlement date. Dividend income is recorded on the ex-date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services

Notes to Financial Statements	FMC Select Fund

April 30, 2016	(Unaudited)

include regulatory oversight of the Trust’s advisers and service providers as required by Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the six month period ended April 30, 2016, the Fund was allocated CCO fees totaling $2,539.

The Fund effects brokerage or other agency transactions through the First Manhattan Co. (the “Adviser” or “FMC”), a registered broker-dealer, and pays brokerage commissions or related charges that are consistent with the applicable requirements of the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the six month period ended April 30, 2016, the Adviser received $15,682 in brokerage commissions from the Fund.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Trust and the Administrator have entered into an Administration Agreement under which the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For its services under the Administration Agreement, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six month period ended April 30, 2016, the Fund paid $166,032 for these services.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.

5. Investment Advisory Agreement:

For its services to the Fund, FMC is entitled to an investment advisory fee which is calculated daily and paid monthly, at an annual rate of 0.80% based on the average daily net assets of the Fund. FMC has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets. FMC may discontinue all or a portion of its fee reductions or expense reimbursements at any time. For the six month period ended April 30, 2016, FMC received advisory fees of 0.80% of the Fund’s average daily net assets.

Notes to Financial Statements	FMC Select Fund

April 30, 2016	(Unaudited)

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, in thousands, other than short-term investments, for the six month period ended April 30, 2016, were as follows:

Purchases	$54,031
Sales	69,175

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, in thousands, primarily attributable to foreign exchange transactions and distribution adjustments, have been reclassified to/from the following accounts as of October 31, 2015:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$50	$(50)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions, in thousands, declared during the years ended October 31, 2015 and October 31, 2014 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2015	$1,360	$5,946	$7,306
2014	1,771	3,478	5,249

As of October 31, 2015, the components of distributable earnings, in thousands, on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$11,794
Unrealized Appreciation	128,790

Total Distributable Earnings	$140,584

Notes to Financial Statements	FMC Select Fund

April 30, 2016	(Unaudited)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, in thousands, held by the Fund at April 30, 2016, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$178,784	$109,367	$(2,818)	$106,549

8. Other:

At April 30, 2016, two shareholders of record held 98% of the Fund’s total outstanding shares. These shareholders of record were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Disclosure of Fund Expenses	FMC Select Fund

(Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2015 through April 30, 2016).

The table below illustrates your Fund’s costs in two ways:

•

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/15	Ending Account Value 04/30/16	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$985.30	0.99%	$4.89

Hypothetical 5% Return	1,000.00	1,019.94	0.99	4.97

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Board’s Considerations in Re-Approving the Advisory Agreement	FMC Select Fund (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 18, 2015 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the

Board’s Considerations in Re-Approving the Advisory Agreement	FMC Select Fund (Unaudited)

Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The

Board’s Considerations in Re-Approving the Advisory Agreement	FMC Select Fund (Unaudited)

Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangements with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

FMC SELECT FUND

P.O. Box 219009

Kansas City, MO 64121-9009

Adviser:

FIRST MANHATTAN CO.

399 Park Avenue

New York, NY 10022

Distributor:

SEI INVESTMENTS DISTRIBUTION CO.

1 Freedom Valley Dr.

Oaks, PA 19456

Administrator:

SEI INVESTMENTS GLOBAL FUNDS SERVICES

1 Freedom Valley Dr.

Oaks, PA 19456

Legal Counsel:

MORGAN, LEWIS & BOCKIUS LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted proxies is also available on the SEC’s website on Form N-PX at http://www.sec.gov.

FMC-SA-003-0500

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2016

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 7, 2016